UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2013

TMS INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

001-35128	Delaware	20-5899976
(Commission File Number)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

12 Monongahela Avenue

P.O. Box 2000

Glassport, PA 15045

(412) 678-6141

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01 Regulation FD Disclosure.

On February 5, 2013, TMS International Corp. (the “Company”) announced that certain of its subsidiaries, including Tube City IMS Corporation (“TCIMS”) and Metal Services Holdco LLC, are pursuing a proposed repricing of TCIMS’s outstanding senior secured Term Loan B (the “Term Loan”) as well as requesting certain other changes to the applicable credit agreement. The proposed amendment and Term Loan refinancing are subject to lender consent and market and other conditions, and the Company makes no assurance that such actions will occur as described or at all.

In connection with the proposed repricing, the Company reaffirmed its previous 2012 Adjusted EBITDA guidance in a range of $142 million to $148 million, representing a year-over-year growth rate of 6% to 10%. As previously announced, the Company will report full year earnings on Feb. 14th.

Adjusted EBITDA is not a recognized financial measure under GAAP, but the Company believes it is useful in measuring its operating performance. Adjusted EBITDA is used internally to determine the Company’s incentive compensation levels, including under its management bonus plan, and it is required, with some additional adjustments, in certain covenant compliance calculations under its senior secured credit facilities. The Company also uses Adjusted EBITDA to benchmark the performance of its business against expected results, to analyze year-over-year trends and to compare its operating performance to that of its competitors. The Company also use Adjusted EBITDA as a performance measure because it excludes the impact of tax provisions and Depreciation and Amortization, which are difficult to compare across periods due to the impact of accounting for business combinations and the impact of tax net operating losses on cash taxes paid. In addition, the Company uses Adjusted EBITDA as a performance measure of its operating segments in accordance with ASC Topic 280, Disclosures About Segments of an Enterprise and Related Information. The Company believes that the presentation of Adjusted EBITDA enhances its investors’ overall understanding of the financial performance of and prospects for its business.

Forward-Looking Statements

Certain information in this report contains forward-looking statements with respect to the Company’s financial condition, results of operations or business or its expectations or beliefs concerning future events. Such forward-looking statements include the discussions of the potential new debt refinancing, the Company’s business strategies, estimates of the Company’s expected Adjusted EBITDA and the Company’s expectations concerning future operations, margins, profitability, liquidity and capital resources. Although the Company believes that such forward-looking statements are reasonable, it cannot assure you that any forward-looking statements will prove to be correct. Forward-looking statements may be preceded by, followed by or include the words “proposed,” “may,” “will,” “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “could,” “might,” or “continue” or the negative or other variations thereof or comparable terminology. Such forward-looking statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that may cause the company’s actual results, performance or achievements to be materially different. Additional information relating to factors that may cause actual results to differ from the Company’s forward-looking statements can be found in the Company’s most recent Annual Report on Form 10-K and elsewhere in the Company’s filings with the Securities and Exchange Commission. You should not place undue reliance on any of these forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any such statement to reflect new information, or the occurrence of future events or changes in circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMS INTERNATIONAL CORP.

Date: February 5, 2013

	By:	/s/ Daniel E. Rosati
Daniel E. Rosati Executive Vice President, Chief Financial Officer and Treasurer

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